V S E c o r p .c o m VSEC Fourth Quarter and Full-Year 2022 Results Conference Call March 2023

This presentation contains statements that, to the extent they are not recitations of historical fact, constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All such statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of such safe harbor provisions. “Forward-looking” statements, as such term is defined by the SEC in its rules, regulations and releases, represent VSE Corporation’s (the “Company”) expectations or beliefs, including, but not limited to, statements concerning its operations, economic performance, financial condition, growth and acquisition strategies, investments and future operational plans. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “forecast,” “seek,” “plan,” “predict,” “project,” “could,” “estimate,” “might,” “continue,” “seeking” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements speak only as of the date of this presentation and the Company undertakes no ongoing obligation, other than that imposed by law, to update these statements. These statements appear in a number of places in this presentation, and relate to, among other things, the Company’s intent, belief or current expectations with respect to: its future financial condition, results of operations or prospects; our business and growth strategies; and our financing plans and forecasts. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve significant risks and uncertainties, and that actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors, some of which are unknown, including, without limitation the factors identified in the Company’s reports filed with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2022. Forward-Looking Statements Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this document also contains Non-GAAP financial measures. We consider Adjusted Net Income, Adjusted EPS (Diluted), EBITDA, Adjusted EBITDA, trailing-twelve month Adjusted EBITDA, net debt and free cash flow (FCF) as non-GAAP financial measures and important indicators of performance and useful metrics for management and investors to evaluate our business’s ongoing operating performance on a consistent basis across reporting periods. Adjusted Net Income represents Net Income adjusted for discrete items. Adjusted EPS (Diluted) is computed by dividing net income, adjusted for the discrete items and the related tax impacts, by the diluted weighted average number of common shares outstanding. EBITDA represents net income before interest expense, income taxes, amortization of intangible assets and depreciation and other amortization. Adjusted EBITDA represents EBITDA adjusted for discrete items. Net debt is defined as total debt less cash and cash equivalents. Free cash flow represents operating cash flow less capital expenditures. Net leverage ratio is calculated as net debt divided by trailing twelve month Adjusted EBITDA. The reasons why we believe these measures provide useful information to investors and a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these Non-GAAP measures are included in the supplemental schedules attached. 2

2022 Overview Record-setting year with growth in revenue and profitability Total VSE > Total Revenue: $949.8M, +26% Y/Y > Net Income: $28.1M, +252% Y/Y > Adjusted EBITDA: $92.1M, +27% Y/Y; record year Aviation > Revenue: $408.1M +65% Y/Y; record year > Operating Income: $36.4, NM(1) Y/Y > Adjusted EBITDA: $52.1M, +145% Y/Y Federal & Defense > Revenue: $280.3M, +4% Y/Y > Operating Income: $(0.8)M, (104)% Y/Y > Adjusted EBITDA: $10.8M, (55)% Y/Y Fleet > Revenue: $261.3M, +12% Y/Y; record year > Operating Income: $23.9M, +17 Y/Y > Adjusted EBITDA: $33.2M, +9% Y/Y Balance Sheet > Net leverage ratio reduction to 3.1x from 3.9x > Operating cash flow: $8.1M; Free cash flow: $(3.2)M > Amended and extended credit facility to support growth New commercial growth and operational execution driving record revenue and earnings (1) Not Meaningful as prior period was a net loss 3

Key Strategic Priorities Update Continued focus on new business development and program execution to drive growth Well-positioned strategic priorities set the foundation for strong performance and continued growth Building Sustainable Revenue > Aviation: Acquired Precision Fuel Components, provider of MRO services for engine accessory and fuel systems supporting the B&GA market. Expands Aviation’s MRO capabilities in the Rotorcraft market, while positioning Aviation to capitalize on higher- margin technical service opportunities > Fleet: Opened a new e-commerce fulfillment and distribution center in the Memphis area. The state-of-the-art distribution center supports growing demand from e- commerce and commercial fleet clients; expected to contribute ~$50M revenue in 2023 > Federal & Defense: Business development team expansion (increased resources by 5x compared to 2021), leading to 60% expansion of new business opportunities pipeline; $1.5 billion total bids submitted, awaiting award Growing Profit Optimizing Legacy Programs > Aviation: Launched expansion to Pratt & Whitney Canada distribution agreement to support Asia-Pacific. This program expands Aviation’s international presence and builds on the success of recent program execution excellence > Fleet: Continued growth in product offerings for all USPS vehicle types, driving stable USPS revenue and earnings contribution > Federal & Defense: Received 6-month contract extension for the Naval Sea Systems Command (NAVSEA) program. The contract extension into mid-August 2023 allows the segment to continue providing Foreign Military Sales (FMS) and Follow-on Technical Support (FOTS) services to NAVSEA, which has a funded backlog greater than $125M > Aviation: Operating income increased to $12.3M in 4Q’22, +173% Y/Y, with record-breaking Adjusted EBITDA of $15.8M in 4Q’22, +102% Y/Y. Results achieved through execution of newly awarded distribution programs, increased MRO activity, and margin-enhancing continuous improvement projects > Fleet: Operating income increased to $5.6M in 4Q’22, +6% Y/Y. Adjusted EBITDA grew to $7.9M in 4Q’22, +4% Y/Y. Results fueled by steady contributions from USPS and increasing demand from e-commerce and commercial fleet customers 4

VSE Financial Summary 2022 Revenue +26%, Adjusted EBITDA +27%, Adjusted Net Income +34% year-over-year; Aviation and Fleet key growth drivers for 2022 and 2023 ($ in millions except EPS) 4Q Quarter-to-Date 4Q'22 4Q’21 vs. 4Q'21 Revenue $234.3 $210.2 +11% Net Income $4.8 $6.2 (22)% Adjusted EBITDA $22.9 $17.8 +29% Adjusted EBITDA % 9.8% 8.5% +1.3 pts Operating Income $11.8 $10.7 +10% Adjusted Net Income $8.7 $6.8 +29% Diluted EPS $0.38 $0.49 (22)% Adjusted Diluted EPS $0.68 $0.53 +28% Revenue ▪ +11% 4Q’22 Y/Y ▪ +26% 2022 Y/Y Revenue growth driven by strong Aviation execution and Fleet commercial growth Adjusted EBITDA ▪ +29% 4Q’22 Y/Y ▪ +27% 2022 Y/Y Aviation MRO, Aviation distribution, and Fleet revenue growth drove increases, partially offset by Federal & Defense 5 Year-to-Date 2022 2021 vs. 2021 $949.8 $750.9 +26% $28.1 $8.0 +252% $92.1 $72.6 +27% 9.7% 9.7% -- $55.1 $21.5 +156% $37.3 $27.9 +34% $2.19 $0.63 +248% $2.91 $2.21 +32%

Consolidated Performance Bridge Strong progress in building long-term revenue; Aviation and Fleet segments propel EBITDA growth ▪ Aviation segment revenue and profit growth supported by successful program execution, improved end-market demand, and expansion in both distribution and MRO capabilities ▪ Fleet segment revenue and EBITDA growth supported by higher sales in commercial fleet and e-commerce fulfillment and USPS contributions ▪ Federal & Defense segment performance impacted by contract completions and negative mix shift between cost-plus and fixed-price awards Revenue Operating Income Adj. EBITDA Adj. EBITDA Margin % 4Q’21 QTD $210.2 $10.7 $17.8 8.5% Aviation 24.4 7.8 8.0 +2.5 pts Fleet 4.3 0.3 0.3 (0.1) pts FDS (4.6) (7.0) (2.8) (1.0) pts Corporate — — (0.4) (0.1) pts 4Q'22 $234.3 $11.8 $22.9 9.8% Revenue Operating Income Adj. EBITDA Adj. EBITDA Margin % 2021 $750.9 $21.5 $72.6 9.7% Aviation 160.3 50.8 30.8 +1.7 pts Fleet 27.8 3.5 2.7 (0.1) pts FDS 10.8 (20.7) (13.2) (1.5) pts Corporate — (0.8) (0.1) pts 2022 $949.8 $55.1 $92.1 9.7% 6

Aviation Segment

VSE Corporation

($ in millions)	Quarter-to-Date			Year-to-Date		
	4Q'22	4Q'21	vs. 4Q'21	2022	2021	vs. 2021
Revenue	$107.2	$82.8	+29%	$408.1	$247.9	+65%
Operating income (loss)	$12.3	$4.5	+173%	$36.4	$(14.4)	NM[1]
Adjusted EBITDA	$15.8	$7.8	+102%	$52.1	$21.3	+145%
Adjusted EBITDA %	14.7%	9.4%	+5.3 pts	12.8%	8.6%	+4.2 pts
Revenue by Type:						
Distribution	*$77.1*	*$63.2*	*+22%*	*$300.7*	*$172.1*	*+75%*
Repair (MRO)	*$30.1*	*$19.7*	*+53%*	*$107.4*	*$75.7*	*+42%*

[1] *Not meaningful as prior period was a net loss*

Y/Y Comparisons:

- Revenue +29% 4Q'22 Y/Y and +65% 2022 Y/Y led by organic growth from distribution awards, contributions from Global Parts along with an increases in MRO revenue
- Aviation distribution and MRO revenue increased 22% and 53%, respectively, in the fourth quarter 2022 versus the prior-year period
- Adjusted EBITDA +102% 4Q'22 Y/Y and +145% 2022 Y/Y driven by contributions from new program wins, positive impacts from MRO recovery, and Global Parts acquisition contributions

2023 Assumptions:

- Revenue Growth +7% to +15% Y/Y
- Adjusted EBITDA % of 12-14% driven by revenue mix and commercial recovery

Above-market revenue growth and strong margin expansion in 2022;

Well-positioned for 2023 with new distribution programs and expanded MRO capabilities to drive diversified, sustainable growth

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Fleet Segment Execution of commercial revenue diversification strategy continues to deliver above-market growth and Adjusted EBITDA expansion ($ in millions) Quarter-to-Date 4Q'22 4Q'21 vs 4Q’21 Revenue $64.8 $60.5 +7% Operating income $5.6 $5.3 +6% Adjusted EBITDA $7.9 $7.6 +4% Adjusted EBITDA % 12.2% 12.6% (0.4) pts Revenue by Type: Other Government $39.8 $37.4 +6% DoD $0.1 $2.2 (95)% Commercial $24.9 $20.8 +19% Y/Y Comparisons: ▪ Revenue +7% 4Q’22 Y/Y and +12% 2022 Y/Y driven by growth in commercial and e-commerce sales ▪ Revenue diversification continues as Commercial customers account for 40% of Fleet revenue in 2022, up from 32% in 2021 ▪ Adjusted EBITDA increased +4% 4Q’22 Y/Y and +9% 2022 Y/Y. 4Q’22 includes $0.6M in pre-launch expenses for the new Memphis e-commerce fulfillment and distribution center 2023 Assumptions: ▪ Revenue Growth +12% to +20% Y/Y ▪ Adjusted EBITDA % of 11-13% with margin improvements expected as Memphis distribution center scales Year-to-Date 2022 2021 vs 2021 $261.3 $233.5 +12% $23.9 $20.4 +17% $33.2 $30.5 +9% 12.7% 13.1% (0.4)pts $153.9 $147.2 +5% $3.3 $12.7 (74)% $104.2 $73.6 +42% 8

Federal & Defense Segment New business development focus includes growth in 2023 pipeline and backlog to support 2024 revenue growth and margin expansion ($ in millions) Quarter-to-Date 4Q'22 4Q'21 vs 4Q’21 Revenue $62.3 $66.9 (7)% Operating income (loss) $(4.6) $2.5 (285)% Adjusted EBITDA $0.8 $3.6 (77)% Adjusted EBITDA % 1.3% 5.3% (4.0)pts Contract Backlog: Bookings $60 $119 (50)% Backlog $187 $185 +1% Y/Y Comparisons: ▪ Revenue decreased (7)% 4Q’22 Y/Y and increased +4% 2022 Y/Y, driven by U.S. Navy growth, offset by U.S. Army contract completion ▪ Operating income includes non-recurring loss on a specific non-DoD fixed-price contract with foreign customer. The contract, completed in 2022, is not indicative of future ongoing business operations and strategy with no further losses anticipated. ▪ Adjusted EBITDA decline due to shift of cost- plus vs. fixed-price contract and the impact of contract completions 2023 Assumptions: ▪ Revenue Decline (5%) to (10%) Y/Y ▪ Adjusted EBITDA % of 1-3% driven by contract mix of cost-plus and fixed-price awards Year-to-Date 2022 2021 vs 2021 $280.3 $269.5 +4% $(0.8) $19.9 (104)% $10.8 $24.0 (55)% 3.9% 8.9% (5.0)pts $294 $314 (6)% $187 $185 +1% 9

Balance Sheet Optionality Reduced net leverage in 2022 through increased EBITDA and disciplined cash management ▪ Operating and free cash flow in 4Q’22 includes the acquisition of $10M in inventory to support expanded Pratt & Whitney distribution agreement in the Asia Pacific region ▪ Capital allocation priorities include financing bolt-on acquisitions and working capital needs for strategic investments to support growth prospects, such as new program launches and Fleet’s new distribution center ▪ Sufficient liquidity and unused commitment availability under $450M credit facility (due 2025) to support growth initiatives Quarter-to-Date ($ in millions) 4Q'22 4Q’21 Operating Cash Flow $12.3 $12.9 Free Cash Flow $8.5 $10.0 Debt (less Cash) $286 $284 Net Leverage Ratio 3.1x 3.9x Unused Commitments $160 $122 Year-to-Date 2022 2021 $8.1 $(17.6) $(3.2) $(28.1) 10

Appendix

GAAP to Non-GAAP Reconciliations Adjusted Net Income and Adjusted EPS (Diluted) Calculation uses an estimated statutory tax rate on non-GAAP tax deductible adjustments. (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 $ 7,548 $ 9,419 $ 4,848 Adjustments to net income (loss): Acquisition, integration and restructuring costs 310 236 876 387 287 344 353 1,091 Inventory reserve — 24,420 84 — — — — — Non-recurring professional fees — — — 357 218 — 111 — Contract loss — — — — 3,482 — — 4,100 Russia/Ukraine conflict — — — — — 2,335 — — 5,421 12,290 9,981 6,944 10,231 10,227 9.883 10,039 Tax impact on adjusted items (78) (5,315) (240) (186) (997) (669) (116) (1,296) Adjusted Net Income $ 5,343 $ 6,975 $ 9,741 $ 6,758 $ 9,234 $ 9,558 $ 9,767 $ 8,743 Weighted Average Diluted Shares 12,172 12,702 12,775 12,810 12,803 12,811 12,834 12,862 Adjusted EPS (Diluted) $ 0.44 $ 0.55 $ 0.76 $ 0.53 $ 0.72 $ 0.75 $ 0.76 $ 0.68 12

GAAP to Non-GAAP Reconciliations EBITDA and Adjusted EBITDA (in thousands, except per share data) 1Q2021 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 3Q2022 4Q2022 Net income (loss) $ 5,111 $ (12,366) $ 9,021 $ 6,200 $ 6,244 $ 7,548 $ 9,419 $ 4,848 Interest expense, net 3,030 2,666 2,780 3,593 3,609 3,872 4,818 5,586 Income taxes 1,462 (3,014) 2,091 946 2,061 2,731 3,035 1,360 Amortization of intangible assets 4,288 4,603 4,921 4,670 4,736 4,437 4,233 4,233 Depreciation and other amortization 1,360 1,424 1,599 1,635 1,600 1,659 1,986 1,719 EBITDA 15,251 (6,687) 20,412 17,044 18,250 20,247 23,491 17,746 Acquisition, integration and restructuring costs 310 236 876 387 287 344 353 1,091 Inventory reserve — 24,420 — — — — — — Non-recurring professional fees — — — 357 218 — 111 — Contract loss — — — — 3,482 — — 4,100 Russia/Ukraine conflict — — — — — 2,335 — — Adjusted EBITDA $ 15,561 $ 17,969 $ 21,288 $ 17,788 $22,237 $ 22,926 $ 23,955 $ 22,937 13

GAAP to Non-GAAP Reconciliations

Segment EBITDA and Adjusted EBITDA

(in thousands)	1Q2021	2Q2021	3Q2021	4Q2021	1Q2022	2Q2022	3Q2022	4Q2022
Aviation								
Operating income (loss)	$ (332)	$ (22,272)	$ 3,719	$ 4,512	$ 7,622	$ 6,450	$ 10,017	$ 12,327
Depreciation and amortization	2,554	2,554	3,062	2,898	3,035	3,110	3,413	3,143
EBITDA	2,222	(19,718)	6,781	7,410	10,657	9,560	13,430	15,470
Acquisition, integration and restructuring costs	—	—	501	387	206	40	140	281
Inventory reserve	—	23,727	—	—	—	—	—	—
Russia/Ukraine conflict	—	—	—	—	—	2,335	—	—
Adjusted EBITDA	$ 2,222	$ 4,009	$ 7,282	$ 7,797	$ 10,863	$ 11,935	$ 13,570	$ 15,751
Fleet								
Operating income	$ 5,741	$ 4,000	$ 5,387	$ 5,298	$ 6,381	$ 5,366	$ 6,539	$ 5,625
Depreciation and amortization	2,340	2,348	2,345	2,336	2,328	2,246	2,037	2,055
EBITDA	$ 8,081	$ 6,348	$ 7,732	$ 7,634	$ 8,709	$ 7,612	$ 8,576	$ 7,680
Acquisition, integration and restructuring costs	—	—	—	—	81	129	143	236
Inventory reserve	—	693	—	—	—	—	—	—
Adjusted EBITDA	$ 8,081	$ 7,041	$ 7,732	$ 7,634	$ 8,790	$ 7,741	$ 8,719	$ 7,916
Federal and Defense								
Operating income (loss)	$ 5,025	$ 6,999	$ 5,386	$ 2,487	$ (688)	$ 2,552	$ 1,939	$ (4,608)
Depreciation and amortization	754	1,124	1,112	1,072	973	739	769	755
EBITDA	5,779	$ 8,123	$ 6,498	$ 3,559	$ 285	$ 3,291	$ 2,708	$ (3,853)
Contract loss	—	—	—	—	3,482	—	—	4,100
Acquisition, integration and restructuring costs	—	—	—	—	—	152	70	574
Adjusted EBITDA	$ 5,779	$ 8,123	$ 6,498	$ 3,559	$ 3,767	$ 3,443	$ 2,778	$ 821

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GAAP to Non-GAAP Reconciliations

Balance Sheet

Reconciliation of Operating Cash Flow to Free Cash Flows

(in thousands)	Three Months Ended 31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22
Net cash (used in) provided by operating activities	$ (36,367)	$ (17,601)	$ 23,445	$ 12,921	$ (18,174)	$ (1,964)	$ 15,932	$ 12,257
Capital expenditures	(2,109)	(3,049)	(2,448)	(2,914)	(1,269)	(1,477)	(4,670)	(3,796)
Free Cash Flow	$ (38,476)	$ (20,650)	$ 20,997	$ 10,007	$ (19,443)	$ (3,441)	$ 11,262	$ 8,461

Reconciliation of Debt to Net Debt

(in thousands)	Three Months Ended 31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22
Principal amount of debt	$ 255,635	$ 276,983	$ 296,584	$ 286,734	$ 305,800	$ 310,356	$ 299,230	$ 288,610
Debt issuance costs	(2,072)	(1,776)	(2,375)	(2,165)	(1,956)	(1,746)	(1,537)	(2,310)
Cash and cash equivalents	(347)	(337)	(383)	(518)	(498)	(371)	(90)	(478)
Net Debt	$ 253,216	$ 274,870	$ 293,826	$ 284,051	$ 303,346	$ 308,239	$ 297,603	$ 285,822

Net Leverage Ratio

(in thousands)	Three Months Ended 31-Mar-21	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22
Net Debt	$ 253,216	$ 274,870	$ 293,826	$ 284,051	$ 303,346	$ 308,239	$ 297,603	$ 285,822
TTM Adjusted EBITDA [1]	68,052	68,819	72,191	72,606	79,366	84,348	86,906	92,055
Net Leverage Ratio	3.7x	4.0x	4.1x	3.9x	3.8x	3.7x	3.4x	3.1x

(1) TTM Adjusted EBITDA is defined as Adjusted EBITDA for the most recent twelve (12) month period

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INVESTMENT HIGHLIGHTS

Pure-play independent aftermarket service provider with strong organic & inorganic growth opportunities

63+ Years Aftermarket Services	3 Distinct End Markets	~2,000 Employees
$950M Revenue	$92M Adj. EBITDA	$37M Adj. Net Income

NOTE: FIGURES ABOVE REFLECT TTM 12/31/2022

- Global provider of aftermarket distribution, maintenance, repair, and overhaul ("MRO"), and other services
- Balanced commercial and defense customer base provides resilience through economic and market cycles
- Strong customer/supplier relationships with embedded services enhance long-term opportunities and revenue stability
- Fragmented end-markets provide for market share capture and high-return acquisition opportunities
- Cultural transformation driving higher margin sustainable growth

VSEcorp.com

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VSE Executive Team

VSE CORPORATION



John Cuomo
President and CEO

Background & Responsibilities

- 21+ years of aerospace distribution and services market industry experience
- Appointed Chief Executive Officer and President of VSE Corporation in 2019
- Previously served as Vice President and General Manager of Boeing Distribution Services and Group President, KLX Aerospace Solutions



Stephen Griffin
Chief Financial Officer

Background & Responsibilities

- 12+ years of senior finance leadership, most recently as CFO for GE Aviation Engine Services
- Appointed CFO of VSE Corporation in November 2020
- Manages the financial and accounting operations for the consolidated corporation

VSE Senior Leadership



Chad Wheeler
Group President, Wheeler Fleet Solutions



Ben Thomas
Group President, Aviation



Krista Stafford
Chief Human Resources Officer



Farinaz Tehrani
Chief Legal Officer

VSEcorp.com

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Aviation Segment Overview Refocused Strategy: Higher growth, higher-margin commercial and B&GA distribution and MRO MRO Capability Development ▪ New MRO offerings to support range of components and engine accessory repairs including: fuel and hydraulics, engine components and accessories, interiors, auxiliary power units, and avionics Distribution Product Expansion ▪ New proprietary OEM product additions to support aftermarket landing gear, airframes, engine accessories, avionics, and interiors International Expansion ▪ Expansion in core aerospace markets for MRO and distribution Business and General Aviation (B&GA) ▪ Ability to support underserved B&GA market niche with proprietary part distribution and component and accessory MRO Growth Drivers ✓ Commercial and business & general aviation proprietary product distribution ✓ Supply chain & logistics services ✓ Component & engine MRO services ✓ Rotable exchanges and sales Key Capabilities Representative Customers 18

Fleet Segment Overview Refocused Strategy: High growth Class 4-8 commercial distribution and e-commerce Commercial Customer Diversification ▪ Expansion of commercial customer base to support new medium to large, high-duty cycle fleet customers Wallet Share Expansion ▪ Product expansion to existing just-in-time clients E-commerce ▪ Customized technology platform to support class 4-8 vehicle parts E-commerce Fulfillment ▪ Inventory sales through 3rd-party channels Product Expansion ▪ Addition of both new product offerings and growth in private label product Growth Drivers ✓ High-duty cycle, Class 4-8 (medium to heavy) vehicle parts distribution ✓ Just-in-time supply chain management ✓ E-commerce & e-commerce fulfillment ✓ Customized fleet logistics & IT solutions ✓ Technical support, engineering, sourcing, warehousing & kitting ✓ Private label products Key Capabilities Representative Customers 19

Federal & Defense Segment Overview Refocused Strategy: Higher margin, differentiated supply chain, MRO and technical services Market Expansion ▪ Increase military aviation services with products, supply chain and repair services Capability Development ▪ Broaden DoD logistics and supply chain offering to support underserved market demand International Growth ▪ Utilize success in foreign markets to support foreign military sales opportunities Consulting/Technical Expansion ▪ IT and Clean Energy consulting services Leverage Core Competency ▪ Expand base operations support for U.S. Air Force, U.S. Army and U.S. Navy Growth Drivers ✓ Transportation asset MRO services ✓ Base operations support ✓ Transportation & freight services ✓ Logistics, procurement & supply chain support ✓ Engineering & technical solutions ✓ IT & Clean Energy consulting services Key Capabilities Representative Customers 20

Unique Value Proposition Differentiation drives market share gains, long-term sustainable revenue & margin expansion End-User and OEM-Centric Ability to offer bespoke solutions to support critical link between end-users and Original Equipment Manufacturers (“OEMs”) Agility Lean operating model and decentralized business units support on-demand customer requirements Pure-Play Aftermarket Uniquely positioned in the market as independent parts and services provider Transportation Asset Experience Support for land, sea, and air transportation assets to new-generation platforms, legacy platforms and end-of- life assets Performance Experience 63+ year history of proven performance and aftermarket service excellence Proprietary Technology Proprietary software and solutions provide embedded customer offerings and key decision- making data to drive customer benefits 21

Investment Opportunity Unique, pure-play independent aftermarket services company poised for growth Strategic Market Positioning, Strong Growth Strategy, Proven Execution Experience Mission-critical Aftermarket Services Cultural Transformation Driving Growth Strong Customer Relationships New Experienced Management Team Fragmented End-markets Well-balanced Business Segments 22